Great Elm Group, Inc. Conference Call Presentation Fiscal Second Quarter Ended December 31, 2020 February 16, 2021 NASDAQ: GEG Exhibit 99.2

Disclaimer 2 Statements in this press release that are “forward-looking” statements, including statements regarding expected growth, profitability, acquisition opportunities and outlook involve risks and uncertainties that may individually or collectively impact the matters described herein. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made and represent Great Elm’s assumptions and expectations in light of currently available information. These statements involve risks, variables and uncertainties, and Great Elm’s actual performance results may differ from those projected, and any such differences may be material. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are risks associated with the economic impact of the COVID-19 pandemic on Great Elm’s businesses, including DME as well as GECC and its portfolio investments. For information on certain factors that could cause actual events or results to differ materially from Great Elm’s expectations, please see Great Elm’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Additional information relating to Great Elm’s financial position and results of operations is also contained in Great Elm’s annual and quarterly reports filed with the SEC and available for download at its website www.greatelmgroup.com or at the SEC website www.sec.gov. Non-GAAP Financial Measures The SEC has adopted rules to regulate the use in filings with the SEC, and in public disclosures, of financial measures that are not in accordance with US GAAP, such as adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and free cash flow. See the Appendix for important information regarding the use of non-GAAP financial measures and reconciliations of non-GAAP measures to their most directly comparable GAAP measures. This presentation does not constitute an offer of any securities for sale.

Corporate Reorganization and Financing Transaction Overview On December 29, 2020, we completed a reorganization of our corporate structure and executed a financing transaction with J.P. Morgan Broker-Dealer Holdings (“JPM”), wherein JPM invested a total of $37.7 million Great Elm Capital Group, Inc. (“GEC”) changed its name to Forest Investments, Inc. (“Forest”) and became a subsidiary of a new parent holding company, Great Elm Group, Inc. (“Great Elm” or “GEG”) Common shares of GEC automatically converted into common shares of Great Elm Group, and began trading on NASDAQ under a new ticker “GEG”; GEC stock was delisted and deregistered JPM Financing Details JPM purchased Preferred Shares and common equity of Forest Forest issued to JPM $35 million of 9.0% Preferred Shares maturing 2027 JPM also purchased 20% of the common equity of Forest for $2.7 million Proceeds were used to refinance DME’s existing term loan of approximately $24.8 million and provide growth capital; DME also distributed approximately $2.3 million to GEG inclusive of fees and expenses Distributions and Ownership Forest distributed to GEG its common ownership of the DME business, its ownership of the Investment Management business, its GECC shares and its cash, and retained ownership of the Real Estate business and a preferred interest in the DME business Forest also retained its U.S. Federal NOLs, which were unaffected and remain usable across the Great Elm platform 3

Organization: Structure


Great Elm Group, Inc.
("Great Elm" or "GEG")
(NASDAQ: GEG)
Holds ~23.6% shares
100%
80.1%
80%
Great Elm Capital Corp ("GECC") (NASDAQ: GECC) Publicly traded BDC
Great Elm Capital Management, Inc. ("GECM") Investment advisor to GECC
Great Elm Durable Medical Equipment ("DME") Business
Forest Investments, Inc. ("Forest")
fka Great Elm Capital Group, Inc. (formerly NASDAQ: GEC)
20%
19.9%
Former owners
19.9%
Former owners
80.1%
Real Estate Business
JPM

Note: Chart is designed to be illustrative following the JPM financing transaction and does not include all entities comprising Great Elm Group, Inc's corporate structure.

Great Elm Group, Inc. | NASDAQ: GEG

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Our Business Operating Segments Operating Companies Investment Management Real Estate Office property located in Fort Myers, FL Fully leased, triple-net basis through March 2030 Limited equity capital deployed, and building equity value over time with no additional capital necessary Monetizes significant NOLs Great Elm Capital Management, Inc. (“GECM”) SEC Registered Investment Advisor Investment Advisor to Great Elm Capital Corp. (Nasdaq: GECC), a publicly-traded business development company Three IMAs with a leading institutional investor Manager of the Great Elm Opportunities Fund, a fund structured for a series of co-investment opportunities Manager of future funds, co-investments and separately managed accounts Great Elm Durable Medical Equipment (“DME”) Business Distributor of respiratory care equipment (CPAP, ventilators, oxygen) and sleep study services Services a large and growing segment of the population who suffer from sleep disorders Aging population, rising obesity rates and the prevalence of smoking are causative factors Operates in AK, AZ, KS, IA, NE, OR, WA 337 employees

Driving Shareholder Value 6 Business Segment Strategy Operating Companies Investment Management Real Estate Target undercapitalized small and mid-sized companies where we can partner with management to accelerate earnings and cash flow growth Focus on growing Great Elm DME, Inc. both organically and via an expansion strategy that targets existing and adjacent markets Focus on driving asset growth in GECC Increase AUM via new fund launches, SMAs and co-investments and leverage the existing team and infrastructure to generate incremental free cash flow Seek to enhance the value of our existing Fort Myers property through property improvement and lease modification Seek other opportunities like the Fort Myers transaction that utilize modest equity capital and monetize significant NOLs

Strong Shareholder Alignment 7 Employee Share Ownership Significant Alignment of Interest Director Share Ownership Employees of GEG/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 1.9 million shares of GEG, representing approximately 7% of GEG’s outstanding shares1 The directors of GEG beneficially own approximately 5.2 million shares of GEG in the aggregate, representing approximately 20% of GEG’s outstanding shares When combined, insider ownership totals approximately 27% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG (1) This includes restricted shares that are subject to both performance and service vesting and is based on the share count pro forma for the vesting of said restricted shares. Strong Shareholder Alignment Employee Share Ownership Significant Alignment of Interest Employees of GEG/Great Elm Capital Management, Inc. (“GECM”) collectively own approximately 1.9 million shares of GEG, representing approximately 7% of GEG’s outstanding shares1 The directors of GEG beneficially own approximately 5.2 million shares of GEG in the aggregate, representing approximately 20% of GEG’s outstanding shares When combined, insider ownership totals approximately 27% of the outstanding shares We believe this level of insider ownership results in a significant and long-term alignment of interest between the shareholders and the insiders of GEG

8 Consolidated Summary Financials: Q2 FY 2021 (1) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. (2) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix.

In fiscal 2Q21, Great Elm DME, Inc. (“DME”) generated $14.5 million of revenue, $2.9 million of net loss and $1.9 million of adjusted EBITDA1 The PAP supplies category continued to experience robust growth, with softness in sleep studies revenue and PAP rental Operating expenses increased year-over-year due to the reallocation of compensation from Great Elm Group due to greater resources required at DME and increased costs attributable to cope with the effects of COVID-19 COVID-19 continued to negatively impact physician referrals and new order volumes in most segments New PAP patient setups declined 17.0% year over year, but improved 5.2% from previous quarter Referrals for sleep studies remain down 15% year over year, but showing signs of stabilization JPM Financing Transaction Proceeds from the JPM financing were used to repay the $24.8 million term loan, immediately lowering our cost of capital We have the ability to incur senior debt to fund acquisition opportunities Acquisitions Having completed significant investments into the platform, DME management is fully focused on executing on additional acquisition opportunities. (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix Operating Companies: Stable results at DME and recapitalization 9

Operating Companies: DME Segment Financial Detail (1) Please also refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 10

11 Investment Management: A Scalable, High Margin Business AUM Growth High Margins Scalable Model Free Cash Flow AUM GROWTH Grow GECC’s AUM through the issuance of additional debt and equity, supplemented by accretive acquisitions of other BDCs, resulting in an increase in fee revenue Grow the Investment Management business by leveraging the existing team to launch additional vehicles HIGH MARGINS Given the largely fixed cost nature of the Investment Management business, we expect adjusted EBITDA margins to increase as our AUM increases and the business scales SCALABLE MODEL Investment team and infrastructure in place to support growth in AUM and new investment vehicles FREE CASH FLOW Growth in AUM in the Investment Management business coupled with its high margins and scalable business model could result in operating leverage and, thus, the potential for growth in adjusted EBITDA and free cash flow

Investment Management: A Focus on Opportunity In fiscal 2Q21, Investment Management generated $0.8 million of revenue, $0.3 million of net loss and $41 thousand of adjusted EBITDA1 Revenue and profitability were stable We are seeking to capitalize upon our successful investments in the specialty finance sector GECC’s investment in Prestige Capital has exceeded internal expectations GECC has an attractive pipeline of potential investments in the specialty finance sector On October 1, 2020, GECC closed a successful non-transferable rights offering in order to capitalize upon this attractive pipeline, raising $31.7 million in gross proceeds This was an important step in our plan to increase AUM at GECM Increasing GECM’s AUM should increase our revenue, earnings and cash flow We created a new fund to invest in SPAC transactions We believe this asset class has the potential to deliver attractive risk-adjusted and highly asymmetric returns given their cash-in-trust structure coupled with our prudent investing and underwriting process Invested $3 million into new fund as of the current quarter, with an additional $5 million invested subsequent to quarter end (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 12

Investment Management: Segment Financial Detail (1) Please also refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 13

14 Real Estate: Overview Limited Equity Capital Deployed High Level of Non-Recourse Leverage Monetization of Significant NOLs Generates stable, consistent cash flows Our current Real Estate investment is attractive for the following reasons:

Real Estate: Fort Myers – Organic Equity Growth Assuming a constant property value of $61.2 million, GEG’s equity value grows as cash flows from the rental stream are utilized to amortize debt over the lease term GEG builds significant equity value1 over time without any additional capital deployment (1) Equity value is equal to the property value at acquisition minus the face value of the debt on a given date. 15

Real Estate: Segment Financial Detail (1) Please also refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 16

General Corporate: Segment Financial Detail (1) Please also refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 17

Financial Review: 2Q21 Consolidating Balance Sheets (Unaudited) 18 (1) Intercompany balances, including intercompany borrowings and GEG investments in subsidiaries. All intercompany balances eliminate in consolidation.

Financial Review: 2Q21 Consolidating Income Statement (Unaudited) (1) Please refer to the disclaimers on slide 2 and the Adjusted EBITDA reconciliation tables in the Appendix 19

Appendix 20

Appendix: Non-GAAP Reconciliation 21 (1) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. This also represents change in contingent consideration liability since the initial valuation at the acquisition date.

Appendix: Non-GAAP Reconciliation (Continued) 22 (1) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. This also represents change in contingent consideration liability since the initial valuation at the acquisition date.

23 Appendix: Non-GAAP Reconciliation (Continued) (1) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. This also represents change in contingent consideration liability since the initial valuation at the acquisition date.

24 Appendix: Non-GAAP Reconciliation (Continued) (1) Prior year non-GAAP adjustments have been updated to conform to current year presentation by removing adjustments associated with the adoption of ASC 606 Contracts with Customers. (2) Transaction and integration related costs include costs to acquire and integrate acquired businesses. This also represents change in contingent consideration liability since the initial valuation at the acquisition date.

Appendix: Contact Information Investor Relations 800 South Street, Suite 230 Waltham, MA 02453 Phone: +1 (617) 375-3006 investorrelations@greatelmcap.com Jeehae Linford The Equity Group Inc. +1 (212) 836-9615 jlinford@equityny.com 25